As filed with the U.S. Securities and Exchange Commission on May 18, 2026.

Registration No. 333-269366

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 11

to

FORM S-1/A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Next Bridge Hydrocarbons, Inc.

(Exact name of registrant as specified in its Charter)

Nevada	1311	87-2538731
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number) 500 W. Texas Avenue, Suite 890 Midland, TX 79701 (432) 684-0018	(I.R.S. Employer Identification No.)

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

Gregory McCabe

Chairman and Chief Executive Officer

500 W. Texas Avenue, Suite 890

Midland, TX 79701

(432) 684-0018

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Jack E. Jacobsen Jason A. Schumacher O’Melveny & Myers LLP 2801 N. Harwood Street, Suite 1600 Dallas, TX 75201 214-647-9270	Mike Hedge Jason Dreibelbis K&L Gates LLP 1 Park Plaza Twelfth Floor Irvine, California 92614 949-253-0900

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large Accelerated filer	☐	Accelerated filer	☐

Non-accelerated Filer	☒	Smaller reporting company	☒

		Emerging Growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Next Bridge Hydrocarbons, Inc. is filing this pre-effective amendment No. 11 to the Registration Statement on Form S-1/A (File No. 333-269366) (“Amendment No. 11”) as an exhibits-only filing to correct the scrivener’s error pursuant to which the delaying amendment on the cover of the Registration Statement was inadvertently omitted and to file an amended Filing Fee Table. Accordingly, this Amendment No. 11 contains the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, and the signature page. The remainder of the Registration Statement is unchanged and therefore has been omitted.

 PART II

Item 16. Exhibits and Financial Statement Schedules.

(a)	Exhibits.

Exhibit Number	Exhibit Description

2.1	Distribution Agreement between Meta Materials Inc. and Next Bridge Hydrocarbons, Inc., dated December 2, 2022 (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-1, as amended, effective as of November 18, 2022 (File No. 333-266143)).

2.2	Agreement and Plan of Merger among Next Bridge Hydrocarbons, Inc., Hudspeth Operating, LLC, Wolfbone Investments, LLC, McCabe Petroleum Corporation, and Gregory McCabe, dated December 21, 2022 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed December 27, 2022).

3.1	First Amended and Restated Articles of Incorporation of Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-1, as amended, effective as of November 18, 2022 (File No. 333-266143)).

3.2	Amended and Restated By-laws of Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 3.2 to our Registration Statement on Form S-1, as amended, effective as of November 18, 2022 (File No. 333-266143)).

4.1	Certificate of Designations of Series A Redeemable Preferred Stock (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed August 26, 2025).

4.2	Certificate of Correction of the Certificate of Designation of Series C Preferred Stock, filed January 20, 2026 (incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K, filed January 23, 2026).

5.1	Opinion of Woodburn and Wedge**

10.1+	2022 Equity Incentive Plan of Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 10.7+ to our Registration Statement on Form S-1, as amended, effective as of November 18, 2022 (File No. 333-266143)).

10.2	Purchase Agreement dated April 4, 2016, by and among McCabe Petroleum Corporation, Torchlight Energy Resources, Inc. and Torchlight Energy, Inc. (incorporated by reference to Exhibit 10.9 to our Registration Statement on Form S-1, as amended, effective as of November 18, 2022 (File No. 333-266143)).

10.3	Option Agreement, by and among Torchlight Energy, Inc., Torchlight Hazel, LLC, Masterson Hazel Partners, LP and McCabe Petroleum Corporation, dated August 13, 2020 (incorporated by reference to Exhibit 10.10 to our Registration Statement on Form S-1, as amended, effective as of November 18, 2022 (File No. 333-266143)).

10.4	First Amendment to Option Agreement, by and among Torchlight Energy, Inc., Torchlight Hazel, LLC, Masterson Hazel Partners, LP and McCabe Petroleum Corporation, dated September 18, 2020 (incorporated by reference to Exhibit 10.11 to our Registration Statement on Form S-1, as amended, effective as of November 18, 2022 (File No. 333-266143)).

10.5	Second Amendment to Option Agreement, by and among Torchlight Energy, Inc., Torchlight Hazel, LLC, Masterson Hazel Partners, LP and McCabe Petroleum Corporation, dated April 15, 2021 (incorporated by reference to Exhibit 10.12 to our Registration Statement on Form S-1, as amended, effective as of November 18, 2022 (File No. 333-266143)).

10.6	Secured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Meta Materials, Inc., as holder, dated October 1, 2021 (incorporated by reference to Exhibit 10.13 to our Registration Statement on Form S-1, as amended, effective as of November 18, 2022 (File No. 333-266143)).

10.7	First Amendment to Secured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Meta Materials, Inc., as holder, dated September 2, 2022 (incorporated by reference to Exhibit 10.14 to our Registration Statement on Form S-1, as amended, effective as of November 18, 2022).

10.8	Loan Agreement between Meta Materials, Inc. and Next Bridge Hydrocarbons, Inc., dated September 2, 2022 (incorporated by reference to Exhibit 10.15 to our Registration Statement on Form S-1, as amended, effective as of November 18, 2022 (File No. 333-266143)).

10.9	5% Unsecured Promissory Note by Next Bridge Hydrocarbons, Inc. in favor of Greg McCabe, dated December 21, 2022 (incorporated by reference to Exhibit 10.21 to our Current Report on Form 8-K, filed December 27, 2022).

10.10	First Amendment to Unsecured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe, dated June 16, 2023 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed June 26, 2023).

10.11	Third Amendment to Secured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe, as holder, dated October 1, 2023 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed October 4, 2023).

10.12	Third Amendment to Loan Agreement between Gregory McCabe and Next Bridge Hydrocarbons, Inc., dated October 1, 2023 (incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K, filed October 4, 2023).

10.13	Second Amendment to Unsecured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe as holder, dated October 1, 2023 (incorporated by reference to Exhibit 10.3 to our Current Report on Form 8-K, filed October 4, 2023).

10.14	Fourth Amendment to Loan Agreement, dated December 31, 2023, between Gregory McCabe and Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 10.33 to our Registration Statement on Form S-1, as amended, filed January 25, 2024).

10.15	Fourth Amendment to Secured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe, as holder, dated December 31, 2023 (incorporated by reference to Exhibit 10.34 to our Registration Statement on Form S-1, as amended, filed January 25, 2024).

10.16	Third Amendment to Unsecured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe as holder, dated December 31, 2023 (incorporated by reference to Exhibit 10.35 to our Registration Statement on Form S-1, as amended, filed January 25, 2024).

10.17	0% Senior Unsecured Promissory Note, dated January 23, 2024, between Gregory McCabe and Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 10.28 to our Annual Report on Form 10-K, filed July 17, 2024).

10.18	Fifth Amendment to Loan Agreement, dated March 31, 2024, between Gregory McCabe and Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 10.31 to our Annual Report on Form 10-K, filed July 17, 2024).

10.19	Fifth Amendment to Secured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe, as holder, dated March 31, 2024. (incorporated by reference to Exhibit 10.32 to our Annual Report on Form 10-K, filed July 17, 2024).

10.20	Fourth Amendment to Unsecured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe as holder, dated March 31, 2024. (incorporated by reference to Exhibit 10.33 to our Annual Report on Form 10-K, filed July 17, 2024).

10.21	Sixth Amendment to Loan Agreement, dated June 30, 2024, between Gregory McCabe and Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 10.34 to our Annual Report on Form 10-K, filed July 17, 2024).

10.22	Sixth Amendment to Secured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe, as holder, dated June 30, 2024. (incorporated by reference to Exhibit 10.35 to our Annual Report on Form 10-K, filed July 17, 2024).

10.23	Fifth Amendment to Unsecured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe as holder, dated June 30, 2024. (incorporated by reference to Exhibit 10.36 to our Annual Report on Form 10-K, filed July 17, 2024).

10.24	Contribution Agreement with Wildcat Partners SPV, LLC, dated March 27, 2024 (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q, filed November 13, 2024).

10.25	Participation Agreement with Magnetar Exploration L.P. for Valentine Prospect, dated March 27, 2024 (incorporated by reference to Exhibit 10.2 to our Quarterly Report on Form 10-Q, filed November 13, 2024).

10.26	Participation Agreement with Magnetar Exploration L.P. for Panther Prospect, dated March 27, 2024 (incorporated by reference to Exhibit 10.3 to our Quarterly Report on Form 10-Q, filed November 13, 2024).

10.27	Seventh Amendment to Loan Agreement, dated September 30, 2024, between Gregory McCabe and Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 10.4 to our Quarterly Report on Form 10-Q, filed November 13, 2024).

10.28	Seventh Amendment to Secured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe, as holder, dated September 30, 2024 (incorporated by reference to Exhibit 10.5 to our Quarterly Report on Form 10-Q, filed November 13, 2024).

10.29	Sixth Amendment to Unsecured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe as holder, dated September 30, 2024 (incorporated by reference to Exhibit 10.6 to our Quarterly Report on Form 10-Q, filed November 13, 2024).

10.30	Eighth Amendment to Loan Agreement, dated June 30, 2025, between Gregory McCabe and Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 10.43 to our Annual Report on Form 10-K, filed December 11, 2025).

10.31	Eighth Amendment to Secured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe, as holder, dated June 30, 2025 (incorporated by reference to Exhibit 10.44 to our Annual Report on Form 10-K, filed December 11, 2025).

10.32	Seventh Amendment to Unsecured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe as holder, dated June 30, 2025 (incorporated by reference to Exhibit 10.45 to our Annual Report on Form 10-K, filed December 11, 2025).

10.33	Ninth Amendment to Loan Agreement, dated March 31, 2025, between Gregory McCabe and Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 10.46 to our Annual Report on Form 10-K, filed December 11, 2025).

10.34	Ninth Amendment to Secured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe, as holder, dated March 31, 2025 (incorporated by reference to Exhibit 10.46 to our Annual Report on Form 10-K, filed December 11, 2025).

10.35	Eighth Amendment to Unsecured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe as holder, dated March 31, 2025 (incorporated by reference to Exhibit 10.48 to our Annual Report on Form 10-K, filed December 11, 2025).

10.36	18% Unsecured Promissory Note for $6,000,000 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed August 26, 2025).

10.37	Subordination Agreement (incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K, filed August 26, 2025).

10.38	Assignment of Net Profits Interest and Irrevocable Option to Convert to Working Interest (incorporated by reference to Exhibit 10.3 to our Current Report on Form 8-K, filed August 26, 2025).

10.39	Tenth Amendment to Loan Agreement, dated June 30, 2025, between Gregory McCabe and Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 10.52 to our Annual Report on Form 10-K, filed December 11, 2025).

10.40	Tenth Amendment to Secured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe, as holder, dated June 30, 2025 (incorporated by reference to Exhibit 10.53 to our Annual Report on Form 10-K, filed December 11, 2025).

10.41	Ninth Amendment to Unsecured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe as holder, dated June 30, 2025 (incorporated by reference to Exhibit 10.54 to our Annual Report on Form 10-K, filed December 11, 2025).

10.42	Tenth Amendment to Unsecured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe as holder, dated January 14, 2026 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed January 16, 2026).

10.56	Placement Agent Agreement, dated April 30, 2026, between Next Bridge Hydrocarbons, Inc. and Roth Capital Partners, LLC**

10.57	Form of Subscription Agreement**

21.1	List of subsidiaries of Next Bridge Hydrocarbons, Inc. (incorporated by reference to Exhibit 21.1 to the Annual Report on Form 10-K, filed April 9, 2026).

23.1	Consent of M&K CPAS, PLLC (independent registered public accountant).**

23.2	Consent of Woodburn and Wedge (included in Exhibit 5.1).**

24.1	Power of Attorney (included on the signature pages to the Registration Statement).**

107	Filing Fee Table.*

†	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant hereby agrees to furnish a copy of any omitted exhibits and schedules to the SEC upon its request.

+	Indicates a management contract or compensatory plan.

*	Filed herewith.

**	Previously filed, and incorporated by reference.

(b) Financial Statement Schedules

No financial statement schedules are provided because the information called for is not required or is shown either in our consolidated financial statements or notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Act, Next Bridge Hydrocarbons, Inc. has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Fort Worth, Texas, on May 18, 2026.

NEXT BRIDGE HYDROCARBONS, INC.

By:	/s/ Gregory McCabe
Name: Gregory McCabe
Title: Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ Gregory McCabe	Chairman and Chief	May 18, 2026
	Gregory McCabe	Executive Officer

	*		May 18, 2026
	Roger Wurtele	Chief Financial Officer

	*		May 18, 2026
	Edward Pocock III	Director

	*		May 18, 2026
	Robert L. Cook	Director

*By:	/s/ Gregory McCabe
Attorney-in-fact